Exhibit 10.2

PLACEMENT AGENCY AGREEMENT

August 27, 2026

Maxim Group LLC

300 Park Avenue, 16th Floor

New York, NY 10022

Ladies and Gentlemen:

Subject to the terms and conditions herein (this “Agreement”), Mint Incorporation Limited, an exempted company incorporated under the laws of the British Virgin Islands (collectively with its subsidiaries and affiliates, the “Company”), hereby agrees to sell up to an aggregate of $3,000,000 of Class A ordinary shares of the Company (the “Shares”) no par value per share (the “Ordinary Shares”) and/or pre-funded ordinary share purchase warrants to purchase Ordinary Shares (the “Pre-Funded Warrants”, and the Ordinary Shares underlying the Pre-Funded Warrants, the “Warrant Shares”, and the Shares, Pre-Funded Warrants, and Warrants Shares, the “Securities”) directly to various investors (each, an “Investor” and, collectively, the “Investors”) through Maxim Group LLC as placement agent (the “Placement Agent”). The documents executed and delivered by the Company and the Investors in connection with the Offering (as defined below), including, without limitation, a securities purchase agreement (the “Purchase Agreement”) shall be collectively referred to herein as the “Transaction Documents.” The purchase price to the Investors for each Share is $1.00 (or $0.999 as relates to the Pre-Funded Warrants) as determined based on negotiation between the Company and the Investors. The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering.

Capitalized terms that are not otherwise herein defined shall have the meanings given to such terms set forth in the Purchase Agreement.

The Company hereby confirms its agreement with the Placement Agent as follows:

Section 1. Agreement to Act as Placement Agent.

(a) On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Placement Agent shall be the exclusive placement agent in connection with the offering and sale by the Company of the Securities pursuant to the Company’s registration statement on Form F-3 (File No. 333-296027) (and including any registration statement prepared and filed by the Company in accordance with Rule 462(b) pursuant to the Securities Act) (the “Registration Statement”), with the terms of such offering (the “Offering”) to be subject to market conditions and negotiations between the Company, the Placement Agent and the prospective Investors. The Placement Agent will act on a reasonable best efforts basis and the Company agrees and acknowledges that there is no guarantee of the successful placement of the Securities, or any portion thereof, in the prospective Offering. Under no circumstances will the Placement Agent or any of its “Affiliates” (as defined below) be obligated to underwrite or purchase any of the Securities for its own account or otherwise provide any financing. The Placement Agent shall act solely as the Company’s agent and not as principal. The Placement Agent shall have no authority to bind the Company with respect to any prospective offer to purchase Securities and the Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Securities shall be made at one or more closings (each a “Closing” and the date on which each Closing occurs, a “Closing Date”). The Closing of the issuance of the Securities shall occur via “Delivery Versus Payment”, i.e., on the Closing Date, the Company shall issue the Securities directly to the account designated by the Placement Agent and, upon receipt of such Securities, the Placement Agent shall electronically deliver such Securities to the applicable Investor and payment shall be made by the Placement Agent (or its clearing firm) by wire transfer to the Company. As compensation for services rendered, on each Closing Date, the Company shall pay to the Placement Agent the consideration set forth below:

(i) A cash fee equal to 7.0% of the gross proceeds received by the Company from the sale of the Securities at the closing of the Offering (the “Closing”).

(b) The Placement Agent’s engagement hereunder shall become effective on the date hereof and shall continue until the Closing Date of the Offering (the “Termination Date”). Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification and contribution contained herein and the Company’s obligations contained in the indemnification provisions will survive any expiration or termination of this Agreement, and the Company’s obligation to pay fees actually earned and payable and to reimburse expenses actually incurred and reimbursable pursuant to Section 1 hereof and which are permitted to be reimbursed under FINRA Rule 5110, will survive any expiration or termination of this Agreement. Nothing in this Agreement shall be construed to limit the ability of the Placement Agent or its Affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with Persons (as defined below) other than the Company. As used herein (i) “Persons” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind and (ii) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”).

Section 2. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to the Placement Agent as of the date hereof, and as of each Closing Date, as follows:

(a) Certificates. Any certificate signed by an officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed to be a representation and warranty by the Company to the Placement Agent as to the matters set forth therein.

(b) FINRA Affiliations. There are no affiliations with any FINRA member firm among the Company’s officers, directors or, to the knowledge of the Company, any ten percent (10.0%) or greater shareholder of the Company, except as set forth in the Registration Statement and SEC Reports.

(c) Jurisdiction. The Company has the power to submit, and pursuant to Section 14 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the non-exclusive personal jurisdiction of any New York State or United States federal court located in the City of New York, Borough of Manhattan, (each, a “New York Court”). The Company has the power to designate, appoint and authorize, and pursuant to Section 14 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed an authorized agent for service of process in any action arising out of or relating to this Agreement or the Placement in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 14 of this Agreement.

(d) Representations. Each of the representations and warranties (together with any related disclosure schedules thereto) made to the Investors in the Purchase Agreement is hereby incorporated herein by reference (as though fully restated herein) and is hereby made to, and in favor of, the Placement Agent.

Section 3. Delivery and Payment. Each Closing shall take place remotely by electronic transfer of the Closing documentation. Subject to the terms and conditions hereof, at each Closing payment of the purchase price for the Securities sold on such Closing Date shall be made by Federal Funds wire transfer, against delivery of such Securities, and such Securities shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request at least one business day before the time of purchase (as defined below).

Deliveries of the documents with respect to the purchase of the Securities, if any, shall be made at the offices of Placement Agent Counsel. All actions taken at a Closing shall be deemed to have occurred simultaneously.

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Section 4. Representations of Maxim. Maxim represents and warrants that it (i) is a member in good standing of FINRA, (ii) is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended, (iii) is licensed as a broker/dealer under the laws of the states applicable to the offers and sales of the Securities by Maxim, (iv) is and will be a corporate body validly existing under the laws of its place of incorporation; (v) has full power and authority to enter into and perform its obligations under this Agreement, (vi) in effecting the Placement, the Placement Agent agrees to comply in all material respects with applicable provisions of the Act and any regulations thereunder and any applicable laws, rules, regulations and requirements (including, without limitation, all U.S. state law and all national, provincial, city or other legal requirements), and (vii) this Agreement has been duly authorized and executed and constitutes a legal, valid and binding agreement of Maxim enforceable in accordance with its terms. Maxim covenants that it will conduct the Placement hereunder in compliance with the provisions of this Agreement and the requirements of applicable law.

Section 5. Covenants and Agreements of the Company. The Company further covenants and agrees with the Placement Agent as follows:

(a) Registration Statement. The Company has delivered, or will as promptly as practicable deliver, to the Placement Agent complete conformed copies of the Registration Statement, which was declared effective by the U.S. Securities and Exchange Commission (the “Commission”) on June 3, 2026, and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement, the Base Prospectus, and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Securities pursuant to the Placement other than the Registration Statement, the Base Prospectus, the Prospectus Supplement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act of 1933, as amended (the “Securities Act”). The Registration Statement, the Base Prospectus, and the Prospectus Supplement include all filings made by the Company with the Commission that are incorporated by reference therein.

(b) Acknowledgment. The Company acknowledges that any advice given by the Placement Agent to the Company is solely for the benefit and use of the Board of Directors of the Company and may not be used, reproduced, disseminated, quoted or referred to, without the Placement Agent’s prior written consent.

(c) Announcement of Offering. The Company acknowledges and agrees that the Placement Agent may, subsequent to the Closing, make public its involvement with the Offering.

(d) FINRA. The Company shall advise the Placement Agent (who shall make an appropriate filing with FINRA) if it is aware that any officer, director, 10% or greater shareholder of the Company or Person that received the Company’s unregistered equity securities in the past 180 days is or becomes an affiliate or associated person of a FINRA member firm prior to the earlier of the termination of this Agreement or the 60-day period after the Effective Date.

(e) Covenants. Each of the covenants made to the Investors in the Purchase Agreement is hereby incorporated herein by reference (as though fully restated herein) and is hereby made to, and in favor of, the Placement Agent.

(f) Additional Documents. The Company will enter into any subscription, purchase or other customary agreements as the Placement Agent or the Investors deem necessary or appropriate to consummate the Offering, all of which will be in form and substance reasonably acceptable to the Placement Agent and the Investors. The Company agrees that the Placement Agent may rely upon, and each is a third party beneficiary of, the representations and warranties, and applicable covenants, set forth in any such purchase, subscription or other agreement with Investors in the Offering.

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Section 6. Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 hereof, in each case as of the date hereof and as of each Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

(a) Accountants’ Comfort Letters. On the Closing Date, the Placement Agent shall have received, and the Company shall have caused to be delivered to the Placement Agent, a letter from WWC, P.C. (the current independent registered public accounting firm of the Company), addressed to the Placement Agent, dated as of the date hereof, in form and substance satisfactory to the Placement Agent. The letter shall not disclose any change in the condition (financial or other), earnings, operations, business or prospects of the Company from that set forth in the Incorporated Documents or the applicable Prospectus or prospectus supplement, which, in the Placement Agent’s sole judgment, which judgment shall be exercised reasonably and in good faith, is material and adverse and that makes it, in the Placement Agent’s reasonable judgment, impracticable or inadvisable to proceed with the Offering of the Securities as contemplated by such Prospectus.

(b) Compliance with Registration Requirements; No Stop Order; No Objection from the FINRA. Each Prospectus (in accordance with Rule 424(b)) and “free writing prospectus” (as defined in Rule 405 of the Securities Act), if any, shall have been duly filed with the Commission, as appropriate; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order preventing or suspending the use of any Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order having the effect of ceasing or suspending the distribution of the Securities or any other securities of the Company shall have been issued by any securities commission, securities regulatory authority or stock exchange and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange; all requests for additional information on the part of the Commission shall have been complied with; and FINRA shall have raised no objection to the fairness and reasonableness of the placement terms and arrangements.

(c) Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement, the Registration Statement and each Prospectus, and the registration, sale and delivery of the Securities, shall have been completed or resolved in a manner reasonably satisfactory to the Placement Agent’s counsel, and such counsel shall have been furnished with such papers and information as it may reasonably have requested to enable such counsel to pass upon the matters referred to in this Section 6.

(d) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and prior to each Closing Date, in the Placement Agent’s sole and reasonable judgment after consultation with the Company, there shall not have occurred any Material Adverse Effect or any material adverse change or development involving a prospective material adverse change in the condition or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus (“Material Adverse Change”).

(e) Opinion of Counsels for the Company. The Placement Agent shall have received on each Closing Date (i) the favorable opinion of Company Counsel, including a negative assurance letter, dated as of such Closing Date addressed to the Placement Agent and in form and substance satisfactory to the Placement Agent, (ii) the favorable opinion of BVI Counsel, addressed to the Placement Agent in form and substance satisfactory to the Placement Agent, and (iii) the favorable opinion of HK Counsel, addressed to the Placement Agent in form and substance satisfactory to the Placement Agent.

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(f) Officers’ Certificate. The Placement Agent shall have received on each Closing Date a certificate of the Company, dated as of such Closing Date, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and the Placement Agent shall be satisfied that, the signers of such certificate have reviewed the Registration Statement, the Incorporated Documents, the Prospectus and this Agreement and to the further effect that:

(i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

(ii) No stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, threatened under the Securities Act; no order having the effect of ceasing or suspending the distribution of the Securities or any other securities of the Company has been issued by any securities commission, securities regulatory authority or stock exchange in the United States and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange in the United States;

(iii) When the Registration Statement became effective, at the time of sale, and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Incorporated Documents, if any, when such documents became effective or were filed with the Commission, and any Prospectus, contained all material information required to be included therein by the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and the Registration Statement and the Incorporated Documents, if any, and any Prospectus, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that the preceding representations and warranties contained in this paragraph (iii) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent expressly for use therein) and, since the effective date of the Registration Statement, there has occurred no event required by the Securities Act and the rules and regulations of the Commission thereunder to be set forth in the Incorporated Documents which has not been so set forth; and

(iv) Subsequent to the respective dates as of which information is given in the Registration Statement, the Incorporated Documents, and any Prospectus, there has not been: (a) any Material Adverse Change; (b) any transaction that is material to the Company and the Subsidiaries taken as a whole, except transactions entered into in the ordinary course of business; (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or any Subsidiary, except obligations incurred in the ordinary course of business; (d) any material change in the capital stock (except changes thereto resulting from the exercise of outstanding stock options or warrants or conversion of outstanding preferred stock) or outstanding indebtedness of the Company or any Subsidiary; (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

(g) Secretary’s Certificate. On the Closing Date, the Placement Agent shall have received a certificate from the Company’s Secretary certifying to the organizational documents, good standing in the jurisdiction of incorporation of the Company, and board resolutions relating to the Offering.

(h) Stock Exchange Listing. The Ordinary Shares shall be registered under the Exchange Act and shall be listed on the Trading Market, and the Company shall not have taken any action designed to terminate, or likely to have the effect of terminating, the registration of the Ordinary Shares under the Exchange Act or delisting or suspending from trading the Ordinary Shares from the Trading Market, nor shall the Company have received any information suggesting that the Commission or the Trading Market is contemplating terminating such registration or listing.

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(i) Purchase Agreements. The Company shall have entered into a Purchase Agreement with each of the Investors and such agreements shall be in full force and effect and shall contain representations, warranties and covenants of the Company as agreed between the Company and the Investors.

(j) Additional Documents. On or before each Closing Date, the Placement Agent and counsel for the Placement Agent shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to a Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 7 (Payment of Expenses), Section 8(b) (Right of First Refusal), Section 9 (Indemnification and Contribution) and Section 10 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

Section 7. Payment of Expenses. The Company shall be responsible for and pay all expenses relating to the Offering, including, without limitation, all filing fees and communication expenses relating to the registration of the Securities to be sold in the Offering with the Commission and the filing of the offering materials with FINRA; all fees and expenses relating to the listing of such Shares and Warrant Shares on such stock exchange as the Company and the Placement Agent together determine; all fees, expenses and disbursements relating to background checks of the Company’s officers and directors; all fees, expenses and disbursements relating to the registration or qualification of such Shares and Warrant Shares under the “blue sky” securities laws of such states and other jurisdictions as the Placement Agent may reasonably designate (including, without limitation, all filing and registration fees, and the fees and disbursements of the Placement Agent’s counsel at Closing)); all fees and expenses associated with the i-Deal system and NetRoadshow; the costs of all mailing and printing of the Offering documents (including the transaction documents, any Blue Sky Surveys and, if appropriate, any Agreement Among Underwriters, Selected Dealers’ Agreement, placement agents’ questionnaire and power of attorney), Registration Statements, Prospectus Supplements and all amendments, supplements and exhibits thereto and as many preliminary and final prospectuses as the Placement Agent may reasonably deem necessary; the costs of preparing, printing and delivering certificates representing such Securities; fees and expenses of the transfer agent for such Shares and Warrant Shares; stock transfer taxes, if any, payable upon the transfer of securities from the Company to the Placement Agent; the fees and expenses of the Company’s accountants and the fees and expenses of the Placement Agent and the Company’s legal counsel and other agents and representatives. For the sake of clarity, it is understood and agreed that (i) the Company shall be responsible for the Placement Agent’s legal fees, costs and expenses in connection with the Offering and (ii) the maximum amount of legal fees, costs and expenses incurred by the Placement Agent that the Company shall be responsible for shall not exceed $50,000 in the event of a Closing.

Section 8. Further Agreements

(a) Other Activities. The Company acknowledges that the Placement Agent has been, and may in the future be, engaged to provide services as an underwriter, placement agent, finder, advisor or investment banker to other companies in the industry in which the Company is involved. The Company acknowledges and agrees that nothing contained in this Agreement shall limit or restrict the right of the Placement Agent or of any member, manager, officer, employee, agent or representative of the Placement Agent, to be a member, manager, partner, officer, director, employee, agent or representative of, investor in, or to engage in, any other business, whether or not of a similar nature to the Company’s business, nor to limit or restrict the right of the Placement Agent to render services of any kind to any other corporation, firm, individual or association; provided that the Placement Agent and any of its members, managers, officers, employees, agents or representatives shall not use the information to the detriment of the Company.

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(b) Right of First Refusal. We have agreed that upon the Closing of this Offering, for a period of six (6) months from the Closing, the Company, or any successor of the Company, will grant the Placement Agent the right of first refusal to act as sole managing underwriter and sole book runner, sole placement agent, or sole sales agent, for any and all future public or private equity, equity-linked or debt offerings for which the Company retains the service of an underwriter, agent, advisor, finder or other person or entity in connection with such offering during such six (6) month period of the Company, or any successor to or any subsidiary of the Company. For the avoidance of doubt, such right of first refusal shall not apply to any offerings of securities not involving any placement agent or underwriter. The Company shall not offer to retain any entity or person in connection with any such offering on terms more favorable than terms on which it offers to retain the Placement Agent. Such offer shall be made in writing in order to be effective. The Placement Agent shall notify the Company within three (3) business days of its receipt of the written offer contemplated above as to whether or not it agrees to accept such retention. If the Placement Agent should decline such retention, the Company shall have no further obligations to the Placement Agent with respect to the offering for which it has offered to retain the Placement Agent, except as otherwise provided for herein. In compliance with FINRA Rule 5110(g)(5)(B), this right of first refusal may be terminated by the Company for “Cause,” which shall mean a material breach by the Placement Agent of this Agreement or a material failure by the Placement Agent to provide the services contemplated by this Agreement.

Section 9. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless the Placement Agent, its affiliates and each person controlling the Placement Agent (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents and employees of the Placement Agent, its affiliates and each such controlling person (the Placement Agent, and each such entity or person. an “Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of one counsel for all Indemnified Persons, except as otherwise expressly provided herein) (collectively, the “Expenses”) as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any actions, whether or not any Indemnified Person is a party thereto, (i) caused by, or arising out of or in connection with, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Incorporated Document, or any Prospectus or by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than untrue statements or alleged untrue statements in, or omissions or alleged omissions from, information relating to an Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in the Incorporated Documents) or (ii) otherwise arising out of or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions; provided, however, that, in the case of clause (ii) only, the Company shall not be responsible for any Liabilities or Expenses of any Indemnified Person that are finally judicially determined to have resulted solely from such Indemnified Person’s (x) gross negligence or willful misconduct in connection with any of the advice, actions, inactions or services referred to above or (y) use of any offering materials or information concerning the Company in connection with the offer or sale of the Securities in the Offering which were not authorized for such use by the Company and which use constitutes gross negligence or willful misconduct. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with enforcing such Indemnified Person’s rights under this Agreement.

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(b) Upon receipt by an Indemnified Person of actual notice of an action against such Indemnified Person with respect to which indemnity may be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any liability which the Company may have on account of this indemnity or otherwise to such Indemnified Person, except to the extent the Company shall have been prejudiced by such failure. The Company shall, if requested by the Placement Agent, have the right to assume the defense of any such action including the employment of counsel reasonably satisfactory to the Placement Agent, which counsel may also be counsel to the Company. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ counsel or (ii) the named parties to any such action (including any impeded parties) include such Indemnified Person and the Company, and such Indemnified Person shall have been advised in the reasonable opinion of counsel that there is an actual conflict of interest that prevents the counsel selected by the Company from representing both the Company (or another client of such counsel) and any Indemnified Person; provided that the Company shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel for all Indemnified Persons in connection with any action or related actions, in addition to any local counsel. The Company shall not be liable for any settlement of any action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Placement Agent (which shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all Liabilities arising out of such action for which indemnification or contribution may be sought hereunder. The indemnification required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

(c) In the event that the foregoing indemnity is unavailable to an Indemnified Person other than in accordance with this Agreement, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to the Placement Agent and any other Indemnified Person, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by the Placement Agent pursuant to this Agreement. For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid to or received or contemplated to be received by the Company in the transaction or transactions that are within the scope of this Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid to the Placement Agent under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act, as amended, shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

(d) The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions except for Liabilities (and related Expenses) of the Company that are finally judicially determined to have resulted solely from such Indemnified Person’s gross negligence or willful misconduct in connection with any such advice, actions, inactions or services.

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(e) The reimbursement, indemnity and contribution obligations of the Company set forth herein shall apply to any modification of this Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person’s services under or in connection with, this Agreement.

Section 10. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the Company, of its officers, and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement. A successor to a Placement Agent, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Agreement.

Section 11. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, e-mailed or telecopied and confirmed to the parties hereto as follows:

If to the Placement Agent to the address set forth above, attention: James Siegel, email: jsiegel@maximgrp.com

With a copy to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, New York 10105

E-mail: mbernstein@egsllp.com

Attention: Matthew Bernstein

If to the Company:

Mint Incorporation Limited

17/F, Wing Kwok Centre, No.182 Woosung Street

Jordan, Kowloon, Hong Kong

Attention: Hoi Lung Chan

E-mail: dc@mimintinc.com

With a copy to (which shall not constitute notice):

Ortoli Rosenstadt LLP

366 Madison Avenue, 3rd Floor

New York, NY 10017

Attention: Mengyi “Jason” Ye, Esq.; Yarona L. Yieh, Esq.

Email: jye@orllp.legal; yly@orllp.legal

Any party hereto may change the address for receipt of communications by giving written notice to the others.

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Section 12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 10 hereof, and to their respective successors, and personal representative, and no other person will have any right or obligation hereunder.

Section 13. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 14. Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State, without regard to the conflicts of laws principles thereof. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived. Any dispute arising under this Agreement may be brought into the courts of the State of New York or into the Federal Court located in New York, New York and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of aforesaid courts. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment. If either party to this Agreement shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding. In addition to and without limiting the foregoing, the Company hereby appoints Cogency Global Inc. as its authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or based upon the this Agreement or the Transaction Documents or the transactions contemplated herein which may be instituted in any New York federal or state court, by the Placement Agent, the directors, officers, partners, employees and agents of the Placement Agent and each affiliate of the Placement Agent, and expressly accept the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Company hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. The Company hereby authorizes and directs the Authorized Agent to accept such service. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company. If the Authorized Agent shall cease to act as agent for service of process, the Company shall appoint, without unreasonable delay, another such agent in the United States, and notify you of such appointment. Notwithstanding the foregoing, any action arising out of or based upon this Agreement may be instituted by the Placement Agent, the directors, officers, partners, employees and agents of the Placement Agent and each respective affiliate of the Placement Agent, in any court of competent jurisdiction in the British Virgin Islands. This paragraph shall survive any termination of this Agreement, in whole or in part.

Section 15. General Provisions.

(a) This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

(b) The Company acknowledges that in connection with the offering of the Securities: (i) the Placement Agent’s responsibility to the Company is solely contractual and commercial in nature, (ii) the Placement Agent has acted at arms length, are not agents of, and owe no fiduciary duties to the Company or any other person, (iii) the Placement Agent owes the Company only those duties and obligations set forth in this Agreement and (iv) the Placement Agent may have interests that differ from those of the Company. The Company waives to the fullest extent permitted by applicable law any claims it may have against the Placement Agent arising from a breach or alleged breach of fiduciary duty in connection with the offering of the Securities.

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If the foregoing is in accordance with your understanding of our agreement, please sign below whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

Mint Incorporation Limited

By:
Name:
Title:

The foregoing Placement Agency Agreement is hereby confirmed and accepted as of the date first above written.

MAXIM GROUP LLC

By:
Name:
Title:

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